UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]   Filed by a Party Other Than the Registrant [  ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

                               MFS SERIES TRUST I
                               MFS SERIES TRUST II
                              MFS SERIES TRUST III
                               MFS SERIES TRUST IV
                               MFS SERIES TRUST V
                               MFS SERIES TRUST VI
                              MFS SERIES TRUST VIII
                               MFS SERIES TRUST IX
                               MFS SERIES TRUST X
                               MFS SERIES TRUST XI
                              MFS SERIES TRUST XII
                              MFS SERIES TRUST XIII
                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                          MASSACHUSETTS INVESTORS TRUST

              (Names of Registrants as Specified in their Charters)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

Greeting:

Hello, is Mr./Ms. _________ available please?
Hi Mr./Ms.___________, my name is___________________ and I am calling on behalf of the MFS Funds, Class R1 on a recorded line. Recently you were mailed proxy materials for the upcoming Special Meeting of Shareholders. Have you received this material?

If Received:

Your Board Members are asking you to consider the proposal(s) that affect your funds. They have reviewed and approved these proposals and they recommend that you vote in favor of the proposal(s). For your convenience, would you like to vote now over the phone?

IF Yes:

The process will only take a few moments.

     Again, my name is _________, a proxy voting specialist on behalf of the MFS Funds, Class R1
     Today's date is and the time is E.T.

     Would you please state your full name and full mailing address?

     Are you authorized to vote all shares?
     (If Yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees (or Board of Directors as applicable) has unanimously approved the proposal(s) as set forth in the material you received and recommends a favorable vote for this proposal(s). How do you wish to vote your account/each of your accounts?








                           For Favorable Vote:

               Mr./Ms.________ I have recorded your vote as follows, for all of your MFS Funds, Class R1, accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

                           For Non-Favorable Vote:

               Mr./Ms.________ I have recorded your vote as follows, for all of your MFS Funds, Class R1, accounts you are voting against the proposal as set forth in the proxy materials you received.

                           For Abstentions:

               Mr./Ms.__________ I have recorded your vote as follows, for all of your MFS Funds, Class R1, accounts you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 1-866-414-6353. Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposal(s) with you? (Answer all the shareholders questions and ask them if they wish to vote over the phone. If they agree, return to authorized voting section)


If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to? (If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms.__________, however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If  Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.




                           ANSWERING MACHINE MESSAGE:

              Hello, my name is ____________________ and I am a proxy voting specialist for the MFS Funds, Class R1. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on February 15, 2008.
              Your participation is very important. To vote over the telephone, call toll-free at 1-866-414-6353 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM - 9:00 PM and Saturday 10:00AM - 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
              Thank you for your prompt attention to this matter.







                           INBOUND - CLOSED RECORDING


              "Thank you for calling the Broadridge Proxy Services Center for the MFS Funds, Class R1. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM - 9:00 PM and Saturday 10:00 AM - 6:00 PM Eastern Time. Thank you.




                         INBOUND - CALL IN QUEUE MESSAGE

              "Thank you for calling the Broadridge Proxy Services Center for the MFS Funds, Class R1. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.



                             END OF CAMPAIGN MESSAGE

              "Thank you for calling the Broadridge Proxy Services Center for the MFS Funds, Class R1. The meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your MFS Funds, Class R1 account, please contact your Financial Advisor or call the MFS Funds, at 1-800-225-2606. Thank you for investing with MFS Funds)."